Concentration and risk	12 Months Ended
Dec. 31, 2015
Concentration and risk [Abstract]
Concentration and risk
3.	Concentration and risk

Concentration of credit risk

Assets that potentially subject the Group to significant concentrations of credit risk primarily consist of cash and cash equivalents, accounts receivable and amount due from related parties. The maximum exposure of such assets to credit risk is their carrying amounts as of the balance sheet dates.

As of December 31, 2014 and 2015, all of Group's cash and cash equivalents, short-term time deposits were held by major financial institutions located in the PRC, Hong Kong, and USA, which management believe are of high credit quality. The PRC does not have an official deposit insurance program, nor does it have an agency similar to the Federal Deposit Insurance Corporation (FDIC) in USA. However, the Group believes that the risk of failure of any of these PRC banks is low. The Group believes that those banks in the PRC that hold the Group's cash and cash equivalents are financially sound based on public available information.

For accounts receivable, a large portion of game revenue is derived from the co-operative arrangements with three mobile carriers in the PRC. If the strategic relationship with the mobile carriers is terminated or scaled-back; or if the mobile carriers alter the co-operative arrangements; or if they experience financial difficulties in paying us, the Group's game revenue might be adversely affected in terms of recoverability of receivables.

To manage this risk, the Group maintains frequent communication with the mobile carriers to ensure the co-operation is effective. In view of the history of co-operation with the mobile carriers and the sound collection history of receivables due from them, management believes that the credit risk inherent in the Group's outstanding accounts receivable balances from these mobile carriers is low. Since 2014, the Group also used more payment channels/distribution channels other than mobile carriers for the collection of the gross billing from the game players. During the year ended December 31, 2015, the Group continued to do that to further reduce their reliance on these three mobile carriers. As at December 31, 2015, all the accounts receivable from the three mobile carriers was less than 10% although the single largest accounts receivable was still one of the mobile carriers.

The accounts receivable from these mobile carriers in the PRC represented over 10% of accounts receivable balances as of December 31, 2014 and 2015 as follows, and there are no any other accounts receivable other than mobile carriers greater than 10%.

	As of December 31,
	2014	2015

Mobile telecom operator 1	30%	*
Mobile telecom operator 2	*	*
Mobile telecom operator 3	*	*

*	Less than 10%

For the accounts receivables from other payment channels/distribution channels, as well as other receivables included in prepayments and other current assets/other non-current assets and amounts due from related parties, management makes periodic collective assessments as well as individual assessment on their recoverability of other receivables based on historical settlement records and past experience. The directors of the Company believe that there is no material credit risk inherent in the Group's outstanding balance of those receivables.

Concentration of game revenues

The Group is reducing its reliance on the success of a limited number of mobile games to generate revenue. The top 5 games account for 95%, 45% and 41% of the total game revenue for the years ended December 31, 2013, 2014 and 2015, respectively.

The following table summarizes the games that account for more than 10% of the Group's game revenues:

	Year ended December 31,
	2013	2014	2015

Game 1	42%	11%	*
Game 2	33%	*	*
Game 3	11%	13%	*
Game 4			11%
Game 5			11%

*	Less than 10%

Currency convertibility risk

The PRC government imposes controls on the convertibility of RMB into foreign currencies. The Group's cash and cash equivalents denominated in RMB that are subject to such government controls amounted to RMB56,669,000 and RMB117,210,000 as of December 31, 2014 and 2015, respectively. The value of RMB is subject to changes in the central government policies and to international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People's Bank of China (the “PBOC”). Remittances in currencies other than RMB by the Group in the PRC must be processed through the PBOC or other Chinese foreign exchange regulatory bodies which require certain supporting documentation in order to process the remittance.

Foreign currency exchange rate risk

The RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. There remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in a significant appreciation/depreciation of RMB against US$.

Liquidity

The Group had an accumulated deficit of RMB1,201,135,000 as December 31, 2015. The net cash provided by operating activities was approximately RMB57,693,000, RMB20,544,000 and RMB90,920,000 for the years ended December 31, 2013, 2014 and 2015, respectively.

The Group's consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities during the normal course of operations.

The Group believes its current cash balance will be sufficient to meet the Group's operating cash needs for the period of twelve months from the balance sheet date.